BRANDES INVESTMENT TRUST

Brandes International Small Cap Equity Fund

Brandes Small Cap Value Fund

(each, a “Fund”, and together the “Funds”)

Supplement dated June 28, 2024

to the Funds’ Prospectuses and Statement of Additional Information (“SAI”)

dated January 28, 2024

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At the June 28, 2024 joint special meeting of shareholders of the Funds, shareholders of the Brandes International Small Cap Equity Fund (the “Approved Target Fund”) as of April 12, 2024, the record date for the meeting, approved the Agreement and Plan of Reorganization by and among Brandes Investment Trust, on behalf of the Approved Target Fund, Datum One Series Trust, on behalf of its corresponding series of the Approved Target Fund, and Brandes Investment Partners, L.P. to reorganize the Approved Target Fund into the applicable series of the Datum One Series Trust as described in the Combined Proxy Statement/Prospectus mailed to shareholders of record (the “Reorganization”). The Approved Target Fund’s shareholders may purchase and redeem shares of the Approved Target Fund in the ordinary course until the last business day before the closing of the relevant Reorganization, as described in the Approved Target Fund’s prospectuses.

A quorum was not present at the special meeting of shareholders for the Brandes Small Cap Value Fund. The special meeting of shareholders has therefore been adjourned until July 11, 2024 at 10:00 a.m. Pacific Time with respect to the Brandes Small Cap Value Fund.

Please retain this supplement with your Prospectus and Statement of Additional Information.